SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: October 18, 2002

                      ALFORD REFRIGERATED WAREHOUSES, INC.
               (Exact name of registrant as specified in charter)

    Texas                        75-2695621                     000-25351
(State or other                 (IRS employer                (Commission file
jurisdiction of               Identification No.)                 number)
incorporation)


                    318 Cadiz Street, Dallas, Texas               75207
               (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code: (214) 426-5151


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

     1.1 Monthly Operating Report filed in the United States Bankruptcy Court, Northern District of Texas, Dallas Division, October 18, 2002, for Alford Refrigerated Warehouses, Inc., Case No. 01-39776-BJH-11.

     1.2 Monthly Operating Report filed in the United States Bankruptcy Court, Northern District of Texas, Dallas Division, October 18, 2002, for Cadiz Properties, Inc., Case No. 01-80459-RCM-11.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALFORD REFRIGERATED WAREHOUSES, INC.


Dated:  October 23, 2002                    By: /s/ James C. Williams
                                               ---------------------------------
                                               James C. Williams, Chief
                                               Financial Officer, Secretary,
                                               Treasurer, and Director